NET LEASE AGREEMENT


     THIS LEASE, made and entered effective as of this 10th day of December, 2003, by and between AEI Income & Growth Fund 24 LLC ("Fund 24"), whose corporate managing member is AEI Fund Management XXI, Inc. whose address is 1300 Wells Fargo Place, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Tia's Maryland, LLC, whose address is c/o Tia's Restaurants,
Inc.,  1125  N.  Union  Bower, Suite 150,  Irving,  Texas  75061,
Attention: Scott Gordon, President.

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and building and improvements (the "Building") located at 2318 North Salisbury Road, Salisbury, Maryland, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

     WHEREAS, Lessee desires to lease said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, Lessor does hereby grant, demise, lease, and let unto Lessee, and Lessee does hereby take and hire from Lessor and does hereby covenant, promise, and agree as follows:

ARTICLE 1 .  LEASED PREMISES

     Lessor hereby leases to Lessee, and Lessee leases and takes from Lessor, the Leased Premises subject to the conditions of this Lease.

ARTICLE 2 .  TERM

      (A) The term of this Lease ("Term") shall be Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing on the effective date first listed above, ("Occupancy Date").

(B) The first "Lease Year" of the Term shall be for a period of twelve (l2) consecutive calendar months from the Occupancy Date. If the Occupancy Date shall be other than the first day of a calendar month, the first "Lease Year" shall be the period from the Occupancy Date to the end of the calendar month of the Occupancy Date, plus the following twelve (l2) calendar months. Each Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.

(C) The parties agree that once the Occupancy Date has been established, upon the written request of Lessee, a short form or memorandum of this Lease will be executed for recording purposes. That short form or memorandum of this Lease will set forth the actual occupancy and termination dates of the Term and optional Renewal Terms, as defined in Article 28 hereof, and the existence of any option to extend, and that said option shall terminate when the Lessee shall lose right to possession or this Lease is terminated, whichever occurs first. Lessor shall otherwise in no event record this Lease or any memorandum summarizing any of the terms or otherwise identifying this lease.

ARTICLE 3. CONSTRUCTION OF IMPROVEMENTS

(A) Lessee warrants that as of the date hereof, to its knowledge, the Building and all other improvements to the land do comply with the laws, ordinances, rules, and regulations of all state and local governments.

(B) Operating the business in the Leased Premises by Lessee shall constitute an acceptance of the Leased Premises and an acknowledgment by Lessee that the Leased Premises are in the condition described under this Lease.
ARTICLE 4 .  RENT PAYMENTS

(A)  Annual Rent Payable during the Lease Term and during any
Renewal Term shall be as set forth on Schedule A attached hereto.

(B)  Overdue Payments.
           Lessee shall pay interest on all overdue payments of Rent or other monetary amounts due hereunder at the rate of fourteen percent (14%) per annum or the highest rate allowed by law, whichever is less, accruing beginning five days after written notice to Lessee that Rent or other monetary amounts properly due and payable were not paid.

ARTICLE 5 .  INSURANCE AND INDEMNITY

(A) Lessee shall, throughout the Term or Renewal Terms, if any, of this Lease, at its own cost and expense, procure and maintain insurance which covers the Leased Premises and improvements against fire, wind, and storm damage (including flood insurance if the Leased Premises is in a federally designated flood prone area) and such other risks (including earthquake insurance, if the Leased Premises is located in a federally designated earthquake zone or in an ISO high risk earthquake zone) as may be included in the broadest form of extended coverage insurance as may, from time to time, be available in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies. In any event, the insurance shall not be less than one hundred percent (100%) of the then insurable value. Additionally, replacement cost endorsements, inflation guard endorsements, vandalism endorsement, malicious mischief endorsement, waiver of subrogation endorsement, waiver of co-insurance or agreed amount endorsement (if available), and
 Building   Ordinance  Compliance  endorsement  and   Rent   loss
 endorsements (for a period of one year) must be obtained.

(B) Lessee agrees to place and maintain throughout the Term or Renewal Terms, if any, of this Lease, at Lessee's own expense, commercial general liability insurance with respect to Lessee's use and occupancy of said Leased Premises, including "Dram Shop" or liquor liability insurance, if the same shall be or become available in the State of Maryland and liquor is sold on the Leased Premises, with initial limits of at least $1,000,000 per occurrence/$2,000,000 general aggregate, and umbrella insurance of at least $2,000,000 per occurrence/$5,000,000 general aggregate, or such additional amounts as Lessor shall reasonably require from time to time, upon Lessor's good faith determination that the present insurance coverage is inadequate, such amounts to be consistent with requirements of other Lessor's in similar circumstances.

(C) Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance.
In the event Lessee fails to provide all insurance required under this Lease, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf. Lessee will then, within five (5) days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest accrued thereon at the lesser of eleven percent (11%) per annum or the highest rate allowable by law, which amount shall be considered Rent payable by Lessee in addition to the Rent defined at Article 4 hereof.

(D) All policies of insurance provided for or contemplated by this Article can be under Lessee's blanket insurance coverage and shall name Lessor, Lessor's corporate managing member, respectively, and Robert P. Johnson, as the individual managing member, respectively, of Lessor, and Lessee as additional named insured, as their respective interests may appear, and shall provide that the policies cannot be canceled, terminated, changed, or modified without thirty (30) days written notice to the parties. In addition, all of such policies shall contain endorsements by the respective insurance companies waiving all rights of subrogation, if any, against Lessor. All insurance companies providing coverages must be rated "A-" or better by Best's Key Rating Guide (the most current edition), or similar quality under a successor guide if Best's Key Rating shall cease to be published. Lessee shall provide Lessor with legible copies of any and all policies on or before the Occupancy Date. No less than fifteen (15) business days prior to expiration of such policies, Lessee shall provide Lessor with legible copies of any and all renewal Certificates of Insurance, if the terms of the Policies have not changed, and copies of such policies if the same have changed. Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $100,000 without Lessor's prior written consent, such consent not to be unreasonably withheld or delayed. Lessor shall consent, where Lessor's consent is required hereunder, to any settlement of an insurance claim wherein Lessee shall confirm in writing with evidence reasonably satisfactory to Lessor that Lessee has sufficient funds available to complete the rebuilding of the Building and any damaged Improvements to the Leased Premises.

(E) Lessee shall defend, indemnify, and hold Lessor harmless against any and all claims, damages, and lawsuits arising after the Occupancy Date of this Lease and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, unless such damage or injury results from the intentional misconduct or the gross negligence of Lessor and Lessee agrees to save Lessor harmless from, and indemnify Lessor against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or gross negligence of Lessee or any employee or agent of Lessee.

(F) Lessor shall defend, indemnify, and hold Lessee harmless against any and all claims, damages, and lawsuits and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, caused by the intentional misconduct or the gross negligence of Lessor and Lessor agrees to save Lessee harmless from, and indemnify Lessee against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or gross negligence of Lessor or any employee or agent of Lessor.

(G) Lessor hereby waives any and all rights that it may have to recover from Lessee damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessee; provided, however, that this waiver is limited to those losses for which Lessor is compensated by insurers, if the insurance required by this Lease is maintained. Lessee hereby waives any and all right that it may have to recover from Lessor damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessor; provided, however, that this waiver is limited to those losses for which Lessee is (or would be if the insurance required herein is maintained) compensated by insurance.

ARTICLE 6 .  TAXES, ASSESSMENTS AND UTILITIES

(A) Lessee shall be liable and agrees to pay the charges for all public utility services rendered or furnished to the Leased Premises, including heat, water, gas, electricity, sewer, sewage treatment facilities and the like, all personal property taxes,
 real  estate  taxes,  special  assessments,  and  municipal   or
 government charges, general, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, imposed, or assessed against the Leased Premises, or upon any improvements thereon, at any time after the Occupancy Date of this Lease and prior to the expiration of the term hereof, or any Renewal Term, if exercised.

(B) Lessee shall pay all real estate taxes, assessments for public improvements or benefits, and other governmental impositions, duties, and charges of every kind and nature whatsoever which shall, during the term of this Lease, be charged, laid, levied, assessed, or imposed upon the Leased Premises or any part thereof or upon the Rents payable hereunder (expressly excluding general income taxes, inheritance taxes, franchise and other corporate taxes and estate taxes imposed upon Lessor) (collectively, "Taxes"), and Lessor agrees to promptly forward to Lessee any and all notices that it receives regarding such Taxes. Such payments shall be considered as Rent paid by Lessee in addition to the Rent defined at Article 4 hereof. If due to a change in the method of taxation, a Rent tax (expressly excluding general income taxes, inheritance taxes, franchise and other corporate taxes and estate taxes imposed upon Lessor) shall be levied against Lessor in substitution for or in lieu of any Tax which would otherwise constitute a real estate tax, such Tax shall be deemed a real estate tax for the purposes herein and shall be paid by Lessee

(C) All real estate taxes, assessments for public improvements or benefits, water rates and charges, sewer rents, and other governmental impositions, duties, and charges which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Lessor and Lessee in accordance with the respective number of months during which each party shall be in possession of the Leased Premises in said respective tax years. For the purposes of this provision, all personal property taxes, real estate taxes and special assessments shall be deemed to have been assessed in the year that each payment or any installment thereof is due.

(D) Lessor shall promptly (but in any event within sufficient time to allow Lessee to review and, if it so desires, to contest same) forward to Lessee, to the extent that Lessor has been unable to cause the local taxing authorities to send such notices directly to Lessee, notices of all taxes assessed on the Leased Premises and the Building. Lessee shall have the exclusive right during the term hereof, at its sole expense, to contest, protest, appeal, or institute other proceedings to effect a reduction or abatement of Taxes for any tax year that ends after the date of this Lease. The protest, appeal, or other proceedings may be conducted in the name of Lessor or Lessee, as Lessee may consider appropriate. To this end, at Lessee's expense, Lessor shall cooperate with Lessee and furnish appropriate documents and information. Pending any such proceedings, Lessee shall give Lessor such security as may be deemed reasonably satisfactory to Lessor to insure payment of the Taxes and all interest and penalties thereon. Any cash security provided by Lessee pursuant to this Section shall earn interest for the benefit of Lessee at the rate of interest earned in federally insured money market accounts. If, at any time during the continuance of such proceedings, the Leased Premises or any part thereof is, in the reasonable judgment of Lessor, in danger of being forfeited or lost, Lessor may use such security for the payment of such Taxes.

ARTICLE 7. PROHIBITION ON ASSIGNMENTS AND SUBLETTING; TAKE-
           BACK RIGHTS

      (A) Except as otherwise expressly provided in this Article, Lessee shall not, without obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed in each instance:

1. assign or otherwise transfer this Lease, or any part of Lessee's right, title or interest therein (except by devise or bequest upon the death of a shareholder, but in such event, such recipient shall be bound by the provisions of this Article);

2. sublet all or any part of the Leased Premises or allow all or any part of the Leased Premises to be used or occupied by any other Persons (herein defined as a Party other than Lessee, be it a corporation, a partnership, an individual or other entity); or

3. mortgage, pledge or otherwise encumber this Lease, or the Leased Premises. Notwithstanding the foregoing or anything else to the contrary contained in this Lease, Lessee may, without obtaining Lessor's consent, encumber its interest as Lessee under this Lease, as well as any or all of Lessee's Property as defined in Section 20(A) below, as security for the benefit of any lender of Lessee or Lessee's parent, subsidiaries or affiliates, provided, however, that nothing herein shall require the Lessor to subordinate its fee simple title to the Leased Premises to the Lessee's mortgagee, nor grant any additional rights to such mortgagee other than those contained in the Lease.

      (B)  For the purposes of this Article:

1. the transfer of voting control of any class of capital stock of any corporate Lessee or sublessee, or the transfer voting control of the total interest in any other person which is a Lessee or sublessee, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be (provided, however, transfers by bequest or devise due to the death of a shareholder shall not trigger the application of these provisions, provided Lessor is given notice of such transfer immediately after the disposition of the decedent's estate);

2. an agreement by any other Person, directly or indirectly, to assume Lessee's obligations under this Lease shall be deemed an assignment;

3. any Person to whom Lessee's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article;

4. each modification, amendment or extension or any sublease to which Lessor has previously consented shall be deemed a new sublease; and

5. Lessee shall present the signed consent to such assignment and/or subletting from any guarantors of this Lease, such consent to be in form and substance satisfactory to Lessor.

      Lessee agrees to furnish to Lessor upon demand at any time such information and assurances as Lessor may reasonably request that neither Lessee, nor any previously permitted sublessee, has violated the provisions of this Article.

      (C) If Lessee agrees to assign this Lease or to sublet all or any portion of the Leased Premises, Lessee shall, prior to the effective date thereof (the "Effective Date"), deliver to Lessor copies of any such proposed agreement and of all ancillary
 agreements   with  the  proposed  assignee  or   sublessee,   as
 applicable.   If Lessor shall not have consented to  a  proposed
 sublease or assignment requiring Lessor's consent thereto, and Lessee shall attempt to effect such transfer without Lessor's consent or in spite of Lessor's decision to not consent to such transfer, Lessor shall then have all of the following rights, any of which Lessor may exercise by written notice to Lessee given within thirty (30) days after Lessor receives the aforementioned documents:

1. with respect to a proposed assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the Expiration Date of this Lease;

2.   with respect to a proposed subletting of the entire Leased
Premises, the right to terminate this Lease on the Effective Date as if it were the Expiration Date; or

3. with respect to a proposed subletting of less than the entire Leased Premises, the right to terminate this Lease as to the portion of the Leased Premises affected by such subletting on the Effective Date, as if it were the Expiration Date, in which case Lessee shall promptly execute and deliver to Lessor an appropriate modification of this Lease in form satisfactory to Lessor in all respects.

4. with respect to a proposed subletting or proposed assignment of this Lease, impose such conditions upon Lessor's consent as Lessor shall determine in its sole discretion.

(D) If Lessor exercises any of its options under Article 7(C) above, (and if Lessor shall impose conditions upon its consent and Lessee shall fail to meet any conditions Lessor may impose upon its consent), Lessor may then lease the Leased Premises or any portion thereof to Lessee's proposed assignee or sublessee, as the case may be, without liability whatsoever to Lessee.

(E) Notwithstanding the provisions of this Article 7 above, or any other provisions of this Lease to the contrary, Lessee shall have the right to assign this Lease, or sublet the Leased Premises or any portion thereof, without the consent of, but with prior written notice to Lessor, (a) in connection with a merger, consolidation, corporate reorganization (other than pursuant to the bankruptcy laws), sale of corporate assets or sale or other transfer of stock, or (b) to any subsidiary, affiliate or parent entity of Lessee, provided, in each case, that said assignee assumes, in full, the obligations of Lessee under this Lease and Lessee and Guarantors remains primarily liable under this Lease. In addition, notwithstanding the provisions of this Article 7 above or any other provisions of this Lease to the contrary, the following transfers or issuances of shares of capital stock of Lessee shall not constitute an assignment of this Lease or require the consent of Lessor under this Article 7: (i) the issuance and sale of shares of capital stock of Lessee in connection with a public offering of such stock (provided such issuance and sale does not involve the issuance, sale, or transfer of a majority of the voting stock of Lessee); (ii) the transfer of outstanding shares to a parent corporation which is a parent on the date hereof or a subsidiary of Lessee, provided such entity is or becomes a guarantor of this Lease.

ARTICLE 8.    REPAIRS AND MAINTENANCE

      (A) Lessee covenants and agrees to keep and maintain in good order, condition and repair the interior and exterior of the
 Leased Premises during the term of the Lease, or any renewal terms, and further agrees that Lessor shall be under no obligation to make any repairs or perform any maintenance to the Leased Premises. Lessee covenants and agrees that it shall be responsible for all repairs, alterations, replacements, or
 maintenance of, including but without limitation to or of:   The
 interior and exterior portions of all doors; door checks and operators; windows; plate glass; plumbing (to the extent solely located within the Leased Premises); water and sewage facilities (to the extent solely located within the Leased Premises); fixtures; electrical equipment; interior walls; ceilings; signs;
 roof;   structure;  interior  building  appliances  and  similar
 equipment; heating and air conditioning equipment; and further agrees to replace any of said equipment when necessary. Lessee further agrees to be responsible for, at its own expense, snow removal, lawn maintenance, landscaping, maintenance of the parking lot (including parking lines, seal coating, and blacktop surfacing), and other similar items.

(B) If Lessee refuses or neglects to commence or complete structural repairs or repairs that materially and adversely affect the value of the Leased Premises promptly and adequately, Lessor may, upon giving Lessee no less than thirty (30) days prior written notice thereof and an opportunity to commence and diligently pursue such repairs (provided that Lessor may cause such repairs to be made upon less than thirty days notice, but after notice to Lessee, to the extent required in order to avoid additional waste to the Leased Premises or in the event of an emergency requiring immediate correction, if Lessee has not commenced such repairs as may be necessary to prevent such waste to the Leased Premises or correct such emergency), cause such repairs to be made, but shall not be required to do so, and Lessee shall pay the reasonable-out-of-pocket cost thereof to Lessor upon demand. It is understood that Lessee shall pay all expenses and maintenance and repair during the term of this Lease. If Lessee is not then in default hereunder beyond applicable grace or cure periods, Lessee shall have the right to make repairs and improvements to the Leased Premises without the consent of Lessor. The plans and specifications for any repairs or improvements in excess of One Hundred Thousand Dollars ($100,000.00) or affecting the structural integrity of the Leased Premises may be done only with the prior written consent of Lessor, such consent not to be unreasonably withheld, conditioned or delayed. All alterations and additions to the Leased Premises shall be made in accordance with all applicable laws and shall remain for the benefit of Lessor. In the event of making such alterations as herein provided, Lessee further agrees to indemnify and save harmless Lessor from all expense, liens, claims or damages to either persons or property or the Leased Premises which may arise out of or result from the undertaking or making of said repairs, improvements, alterations or additions, or Lessee's failure to make said repairs, improvements, alterations or additions, unless, in each such case, caused by Lessor's negligence or willful misconduct.

ARTICLE 9.  COMPLIANCE WITH LAWS AND REGULATIONS

      Lessee will comply with all statutes, ordinances, rules, orders, regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations of the applicable Board of Fire Underwriters which affect the use of the improvements. Lessee will comply with all easements, restrictions, and covenants of record against or affecting the Leased Premises and any franchise agreements required for operation of the Leased Premises in accordance with
Article 14 hereof.

ARTICLE 10.    SIGNS

      Lessee shall have the right to install and maintain a sign or signs advertising or otherwise used in connection with Lessee's business, provided that the signs conform to law, and further provided that the sign or signs conform specifically to the written requirements of the appropriate governmental authorities.

ARTICLE 11.    SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

      (A) Lessor reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the Leased Premises and on the land and buildings of which said Leased Premises are a part, or upon any buildings hereafter placed upon the land of which the Leased Premises are a part,
 provided  such  mortgagee  shall  execute  its  standard   form,
 commercially  reasonable  subordination,  attornment  and   non-
 disturbance agreement, such form to be consistent with other such forms used by commercial mortgagees in the industry, which form shall provide that Lessee shall not be disturbed from its use and possession of the Leased Premises and its other rights as provided in accordance with the terms of this Lease so long as Lessee is not in default hereunder beyond the expiration of applicable grace or cure periods, notwithstanding any foreclosure by such mortgagee of the Leased Premises or any part thereof, or the exercise by such mortgagee of its rights and remedies as to Lessor. Lessor also reserves the right and privilege to subject and subordinate this Lease at all times to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof, provided such mortgagee shall execute its standard form, commercially
 reasonable   subordination,   attornment   and   non-disturbance
 agreement, such form to be consistent with other such forms used by commercial mortgagees in the industry.

(B) Lessee covenants and agrees to execute and deliver, upon demand, such further commercially reasonable instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Lessor and any proposed mortgagee or proposed mortgagees, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement, such form to be consistent with other such forms used by commercial mortgagees in the industry .
ARTICLE 12     .  CONDEMNATION OR EMINENT DOMAIN

      (A) If the whole of the Leased Premises or its related parking facilities are taken by any public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and Rent shall be paid only up to the day of such taking. If (i) any part of the kitchen area (defined as the area in which food is stored, prepared and cooked) located within the Leased Premises which results in a material and adverse effect on the kitchen area, (ii) ten percent (10%) or more of the remaining portions of the Building, (iii) fifteen percent (15%) or more of the parking spaces utilized by the Leased Premises, or (iv) access to or from the Leased Premises to publicly dedicated roadways shall be acquired or materially and adversely altered by the right of condemnation or eminent domain for any public or quasi-public use or purpose, or sold to a condemning authority under threat of condemnation, and Lessor cannot provide, at no cost or expense to Lessee, reasonably
comparable    alternate   access   and/or   parking    reasonably
satisfactory to Lessee, then Lessee shall have the right and option to terminate this Lease by giving written notice of such termination to Lessor not later than six (6) months after possession is taken by the condemning authority. In the event that this Lease shall terminate or be terminated, the Rent shall be paid up to the day that possession was surrendered (and the Rent to be paid for the period following such taking and ending on such date of surrender shall be proportionately abated to take into account the reduction of the Leased Premises resulting from such taking).

     (B)   If  the Lease is not terminated pursuant to  Paragraph
(A)  above,  then  Lessee shall, with  the  use  of  all  of  the condemnation proceeds (to be made available by Lessor, immediately if such proceeds are less than $100,000, or if in excess of $100,000, under a commercially reasonable construction draw procedure in payment of invoices for work performed submitted by Lessee or its contractors) but otherwise at Lessee's own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, and Rent shall be abated during such period of construction, and thereafter Rent shall be proportionately abated to take into account the reduction of the Leased Premises resulting from such taking, provided, however, Lessee may elect to replace the Leased Premises with a different Permitted Use, subject to Lessor's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, and further that Lessee shall not be required (unless Lessee so elects) to repair or restore the Leased Premises if the Term or any Renewal Term shall expire within two years of such partial taking. Lessee shall notify Lessor of Lessee's election to not so restore or repair the Leased Premises after such a partial taking within 60 days of notice of such taking.

     (C) Subject to the provisions of Section 12(B), all compensation awarded or paid upon such total or partial taking of the Leased Premises shall belong to and be the property of Lessor without any participation by Lessee, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Leased Premises herein leased. Nothing contained herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority in such proceedings for: Loss of business; interruption of business; moving expenses; damage to or loss of value or cost of removal of inventory, trade fixtures, furniture, and other personal property belonging to Lessee; provided, however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award of any fee mortgagee.

ARTICLE 13.  RIGHT TO INSPECT

     Lessor reserves the right to enter upon, inspect and examine the Leased Premises at any time during business hours, upon no less than seventy-two (72) hours prior written notice to Lessee, provided that Lessor shall conduct such inspection and examination no more than three (3) times during the First Lease Year, and no more than two (2) times during any subsequent Lease Year. Notwithstanding the foregoing, (i) in the event that, during any such foregoing inspection, Lessor determines in its commercially reasonable discretion that the maintenance and/or operation of the Leased Premises fails to materially conform to the standards adopted by Lessor for its other properties which are  used  for  the  same  purposes as  the  Permitted  Use,  and provided, further, that Lessor provides Lessee with a detailed, itemized list of items to which Lessee has so failed to comply with such standards within thirty (30) days of any such inspection of the Leased Premises, Lessor shall, during the twelve (12) month period following such inspection, not be limited to the number of times for which it shall be allowed to inspect and examine the Leased Premises, but shall still be required to limit such inspections during business hours, upon no less than seventy-two (72) hours prior written notice to Lessee; and (ii) in the event that Lessee abandons the Leased Premises, Lessee shall, after providing Lessor with ninety (90) days prior written notice thereof, be required to use commercially reasonable efforts to assign or sublet the Leased Premises, and from and after such ninety (90) day period Lessor's rights to inspect and examine the Leased Premises shall be unrestricted. Upon default by Lessee beyond applicable grace and/or cure periods or at any time within ninety (90) days of the expiration or termination of the Lease, Lessee agrees to allow Lessor to then place "For Sale" or "For Rent" signs on the Leased Premises, and to allow Lessor free access to the Leased Premises to show the Leased Premises. Notwithstanding anything in this Lease to the contrary, (a) Lessor may not enter the back of the restaurant or the kitchen area without being accompanied by a manager of Lessee except in the case of an emergency, and (b) entry by anyone who may be a competitor of Lessee shall not include entry into the kitchen area at any time in order to protect Lessee's trade secrets.

ARTICLE 14.  PERMITTED USE

     The "Permitted Use" is operating, conducting, or carrying on the business of a restaurant and uses related to the operation of a restaurant, including, without limitation, food service, sale of alcoholic beverages, catering, party rooms, dancing, outdoor cafe, carry-out and drive-up window services. Lessee shall initially use the Leased Premises principally for the operation of a Mexican theme restaurant. Lessee shall not use the Leased Premises for any immoral lewd, indecent, obscene, or disreputable business, purpose, activity, or use. Use of the Leased Premises as a sexually oriented business, adult theater or bookstore, cabaret, dance hall, massage parlor, establishment employing topless or exotic dancers and/or employees dressed or uniformed in an objectionably revealing manner, or any other endeavor which involves lewd, lascivious, indecent or obscene products, merchandise, activity, or conduct, or any activity which is prohibited by any restrictive covenants of record enforceable against the Leased Premises, shall be strictly prohibited. Lessee's operations from the Leased Premises shall be a first class, family oriented business. Lessee agrees to use all reasonable efforts to encourage quality patronage and to prohibit undesirable or disreputable activities. Any changes during the term of the Lease of the Permitted Use are subject to the reasonable approval of Lessor. If Lessor does not disapprove of any proposed change in the Permitted Use within thirty (30) days after Lessee's written request for such approval, then such request shall be deemed to be approved by Lessor. Lessee may change its trade name to such other trade name as may be used by a majority of Lessees or Lessee's affiliates' restaurants in the same vicinity without Lessor's prior approval or, otherwise, upon Lessor's prior written approval, which shall not be unreasonably withheld, conditioned, or delayed, based upon the following criteria: (a) relationship of the proposed trade name to the Permitted Use, and (b) appropriateness of the proposed trade name for the atmosphere and environment of the surrounding area. Any proposed trade name that suggests or contains lewd, indecent, disreputable, or sexual innuendo or overtones shall be prohibited.

ARTICLE 15.  DESTRUCTION OF PREMISES

(A) Lessee shall give prompt notice to Lessor in case of fire or other casualty ("Casualty") to the Leased Premises.

(B) If the Building shall be damaged to the extent of more than twenty-five percent (25%) of the cost of replacement thereof (which cost of replacement may be established by Lessee by the affidavit of an independent third-party contractor) during the last two (2) Lease Years of the Term or any extensions thereof, if any such Casualty occurs during any such extension period, or if it shall take more than sixty (60) days (which duration of closure may be established by Lessee by the affidavit of an independent third-party contractor as to the estimated time of repair) during the last two (2) Lease Years of the Term or any extensions thereof, if any such Casualty occurs during any such extension period, to repair and restore the improvements so damaged or destroyed, then, in such event, Lessee may terminate this Lease by notice to Lessor prior to the sixtieth (60th) day after the date when the damage occurred. If Lessee so terminates this Lease then the termination date of the Lease shall be the date set forth in the notice to Lessor, which date shall not be less than thirty (30) days nor more than ninety (90) days after the giving of said notice.

(C) Provided this Lease is not terminated, Lessee shall repair and restore the improvements so damaged or destroyed as nearly as may be practical to their condition immediately prior to such casualty. All rents payable by Lessee shall be abated during the period of repair and restoration to the extent that Lessor shall be compensated by the proceeds of the rent loss insurance required to be maintained by Lessee hereunder.

(D) Provided Lessee is not in default hereunder beyond applicable grace or cure periods, (and retains according to the terms hereof the right to rebuild), then Lessee shall have the right to promptly and in good faith settle and adjust any claim under such insurance policies with the insurance company or companies on the amounts to be paid upon the loss. The insurance proceeds shall be used to reimburse Lessee for the cost of rebuilding or restoration of the Leased Premises. The Leased Premises shall be so restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. Provided, however, Lessee may elect to replace the Leased Premises with a different Permitted Use subject to Lessor's prior written approval, which approval shall not be unreasonably withheld or delayed. If the insurance proceeds are less than One Hundred Thousand Dollars ($100,000), they shall be paid to Lessee for such repair and restoration. If the insurance proceeds are greater than or equal to One Hundred Thousand Dollars ($100,000), they shall be deposited by Lessee and Lessor into a customary construction escrow at a nationally recognized title insurance company, or at Lessee's option, with Lessor ("Escrowee") and shall be made available from time to time to Lessee for such repair and restoration. Such proceeds shall be disbursed in conformity with the terms and conditions of a commercially reasonable construction loan agreement. Lessee shall, in either instance, deliver to Lessor or Escrowee (as the case may be) satisfactory evidence of the estimated cost of completion together with such architect's certificates, waivers of lien, contractor's sworn statements and other evidence of cost and of payments as the Lessor or Escrowee may reasonably require and approve. If the estimated cost of the work exceeds Twenty-Five Percent (25%) of the cost of replacement of the Leased Premises, all plans and specifications for such rebuilding or restoration shall be subject to the reasonable approval of Lessor.

(E) Any insurance proceeds remaining with Escrowee after the completion of the repair or restoration shall be paid to Lessor.

(F) If the proceeds from the insurance are insufficient, after review of the bids for completion of such improvements, or should become insufficient during the course of construction, to pay for the total cost of repair or restoration, Lessee shall, prior to commencement of work, demonstrate to Escrowee and Lessor's reasonable satisfaction, the availability of such funds necessary to complete construction and Lessee shall deposit the same with Escrowee for disbursement under the construction escrow agreement.

(G) In the event Lessee elects to terminate this Lease in accordance with the provisions of this Article 15, then Lessee shall pay to Lessor an amount equal to Lessee's insurance proceeds received by Lessee under the policy covering the Building carried by Lessee and required to be maintained under
Section 5(A) hereof or, in the event that Lessee fails to maintain such insurance, the insurance proceeds that would have been received by Lessee but for such failure (in each such case, to the extent covering the Building and not Lessee's Property) and the deductible thereto.

ARTICLE 16.  ACTS OF DEFAULT

(A) Each of the following shall be deemed a default by Lessee and a breach of this Lease:

1. Failure to pay the Rent or any monetary obligation herein reserved, or any part thereof when the same shall be due and payable. Interest and late charges for failure to pay Rent when due shall accrue if Lessee shall fail to make payment within five
days after notice to Lessee that Rent has not been paid.   Lessee
shall be granted five days after written notice to cure such failure to pay the Rent or any other monetary obligation herein reserved.

2. Failure to do, observe, keep and perform any of the other terms, covenants, conditions, agreements and provisions in this Lease to be done, observed, kept and performed by Lessee; provided, however, that Lessee shall have thirty (30) days after written notice from Lessor within which to cure such default, or such longer time as may be reasonably necessary if such default cannot reasonably be cured within Thirty (30) days, if Lessee is diligently pursuing a course of conduct that in Lessor's reasonable opinion is capable of curing such default, but in any event such longer time shall not exceed 90 days after written notice from Lessor of the default hereunder.

3. The adjudication of Lessee as a bankrupt, the making by Lessee of a general assignment for the benefit of creditors, the taking by Lessee of the benefit of any insolvency act or law, the appointment of a permanent receiver or trustee in bankruptcy for Lessee property, or the appointment of a temporary receiver which is not vacated or set aside within sixty (60) days from the date of such appointment.

ARTICLE 17.  TERMINATION FOR DEFAULT

      In the event of any uncured default by Lessee and at any time thereafter, Lessor may serve a written notice upon Lessee that Lessor elects to terminate this Lease. This Lease shall then terminate on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted, provided, however, that Lessee shall have continuing liability for future rents for the remainder of the original term and any exercised renewal term as set forth in Article 19, notwithstanding any earlier termination of the Lease hereunder, preserving unto Lessor the benefit of its bargained-for rental payments.

ARTICLE 18.  LESSOR'S RIGHT OF RE-ENTRY

      In the event that this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, or in the event of an uncured default hereunder by Lessee, or in the event that the Leased Premises or any part thereof, shall be abandoned by Lessee, then Lessor or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of the Leased Premises or any part thereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, or by force or otherwise without being liable for any damages therefor.

ARTICLE 19.  LESSEE'S CONTINUING LIABILITY

(A) Should Lessor elect to re-enter as provided in this Lease or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law: it may either (i) terminate this Lease, or (ii) it may from time to time, without terminating the contractual obligation of Lessee to pay Rent under this Lease, make such alterations and repairs as may be necessary to relet the Leased Premises or any part thereof for such Term or Renewal Terms, at such Rent or Rents, and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Termination of Lessee's right to possession by Court Order shall be sufficient evidence of the termination of Lessee's possessory rights under this Lease.

(B) Upon each such reletting, without termination of the contractual obligation of Lessee to pay Rent under this Lease, all rents received by Lessor from such reletting shall be applied as follows:

1. First, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor;

2. Second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs;

3. Third, to the payment of Rent and other monetary obligations due and unpaid hereunder;

4. Finally, the residue, if any, shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder.

If such rents received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of such Leased Premises by Lessor shall be construed as an election on its part to terminate Lessee's contractual obligations under this Lease respecting the payment of rent and obligations for the costs of repair and maintenance unless a written notice of such intention be given to Lessee.

(C) Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any breach.

(D)  In addition to any other remedies Lessor may have with this
Article 19, Lessor may recover from Lessee all damages it may incur by reason of any breach, including: The cost of recovering and reletting the Leased Premises; reasonable attorney's fees; and, the present value (discounted at a rate of 10% per annum) of the excess of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term over the then reasonable rent value of the Leased Premises (or the actual rents receivable by Lessor, if relet) for the remainder of the Term, all of which amounts shall be immediately due and payable from Lessee to Lessor in full. In the event that the rent obtained from such alternative or substitute tenant is more than the Rent which Lessee is obligated to pay under this Lease, then such excess shall be paid to Lessor provided that Lessor shall credit such excess against the outstanding obligations of Lessee due pursuant hereto, if any.

(E) It is the object and purpose of this Article 19 that Lessor shall be kept whole and shall suffer no damage by way of non-payment of Rent or by way of diminution in Rent. Lessee waives and will waive all rights to trial by jury in any summary proceedings or in any action brought to recover Rent herein, which may hereafter be instituted by Lessor against Lessee in respect to the Leased Premises. Lessee hereby waives any rights of re-entry it may have or any rights of redemption or rights to redeem this Lease upon a termination of this Lease.

ARTICLE 20.  PERSONALTY, FIXTURES AND EQUIPMENT

(A) All present and future alterations, additions, renovations, improvements and installations made to the Leased Premises, including the Building ("Leasehold Improvements") shall be deemed to be the property of Lessor. Notwithstanding the foregoing, upon Lessee's vacation of the Leased Premises, Lessee may, at its election, remove any walk-in cooler, overhead hood system and/or built in safe (collectively "Removable Leasehold Improvements"). All movable goods, inventory, office furniture, equipment, trade fixtures (including exterior signs) and other movable personal property belonging to Lessee that are not permanently affixed to
 the   Leased   Premises  (collectively,  "Lessee's   Property"),
 including, without limitation, any item or matter that contains or represents Lessee's trade names, trademarks, service marks,
 trade   secrets,  trade  dress  or  similar  assets  of   Lessee
 (collectively, "Lessee's Intellectual Property"), shall remain Lessee's property and may be removable by Lessee at any time, provided that Lessee (i) is not in default beyond applicable notice and cure period under this Lease, and (ii) shall repair any damage to the Leased Premises caused by the removal of any of Lessee's Property. Lessor has no right or interest in Lessee's Intellectual Property.

(B)  Lessee shall furnish and pay for Lessee's Property.

(C) At the end of the term of this Lease, the Lessee's Property shall be removed from the Leased Premises by Lessee regardless of whether or not such property is attached to the Leased Premises so as to constitute a "fixture" within the meaning of the law; however, all damages and repairs to the Leased Premises which may be caused by the removal of such property shall be paid for by Lessee.

ARTICLE 21.  LIENS

     Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other materialmens liens. Whenever and as often as any mechanic's or other materialmens lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to Lessee, Lessee shall remove the lien of record by payment or by bonding with a surety company authorized to do business in the state in which the property is located, within sixty (60) days from the date of the filing of said mechanic's or other lien and delivery of notice thereof to Lessee of Lessee's obligation under this Lease. Should Lessee fail to take the foregoing steps within said sixty (60) day period, Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and Lessee shall forthwith reimburse Lessor for the total expense incurred by it in discharging said lien as additional Rent hereunder.

ARTICLE 22.  NO WAIVER BY LESSOR EXCEPT IN WRITING

     No agreement to accept a surrender of the Leased Premises or termination of this Lease shall be valid unless in writing signed by Lessor. The delivery of keys to any employee of Lessor or Lessor's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises. The failure of Lessor to seek redress for violation of any rule or regulation, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. Neither payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent. Nor shall any endorsement or statement on any check nor any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change it, modify it or discharge it, in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

ARTICLE 23.  QUIET ENJOYMENT

     Lessor covenants that Lessee, upon paying the Rent set forth in Article 4 and all other sums herein reserved as Rent and upon the due performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be kept and performed, shall have, hold and enjoy the Leased Premises free from molestation, eviction, or disturbance by Lessor, or by any other person or persons lawfully claiming the same, and that Lessor has good right to make this Lease for the full term granted, including renewal periods.

ARTICLE 24.  BREACH - PAYMENT OF COSTS AND ATTORNEYS' FEES

     Each party agrees to pay and discharge all reasonable costs, and actual attorneys' fees, including but not limited to attorney's fees incurred at the trial level and in any appellate or bankruptcy proceeding, and expenses that shall be incurred by the prevailing party in enforcing the covenants, conditions and terms of this Lease or defending against an alleged breach, including the costs of reletting. Such costs, attorneys fees, and expenses if incurred by Lessor shall be considered as Rent as due and owing in addition to any Rent defined in Article 4 hereof.

ARTICLE 25.  ESTOPPEL CERTIFICATES

      Either party to this Lease will, at any time, upon not less than ten (l0) days prior request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing, executed by an executive officer of such party, certifying that: (a) this Lease is unmodified (or if modified then disclosure of such modification shall be made); (b) this Lease is in full force and effect; (c) the date to which the Rent and other charges have been paid; and (d) to the knowledge of the signer of such certificate that the other party is not in default in the performance of any covenant, agreement or condition contained in this Lease, or if a default does exist, specifying each such default of which the signer may have knowledge. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any assignee of such mortgagee or a purchaser or lender of the leasehold estate.

ARTICLE 26.  FINANCIAL STATEMENTS

      During the term of this Lease, Lessee will, within one hundred twenty (120) days after the end of Lessee's fiscal year, furnish Lessor with Lessee's financial statements. The financial statements shall be prepared in conformity with generally accepted accounting principles (GAAP) and do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. Lessee shall also provide Lessor with financial statements for the Leased Premises within 120 days after the end of Lessee's fiscal year. The financial statements for the Leased Premises do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. Additionally, during the term of the Lease, Lessee will within forty-five (45) days from the end of each quarter of each fiscal year, furnish Lessor with Lessee's financial statements and financial statements of the Leased Premises for such quarter. Lessor shall have the right to require such financial statements for the Lessee and the Leased Premises on a monthly basis after the occurrence of a default beyond applicable grace or cure periods in any Lease Year. Provided, however, if Lessee shall not commit a default for twelve consecutive months, Lessor's right to require such monthly financial statements shall terminate until Lessee shall again commit a default in any given Lease Year. Said quarterly (or monthly, if required by Lessor) financial statements do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. The financial statements shall conform to GAAP, and include a balance sheet and related statements of operations, statement of cash flows, statement of changes in shareholder's equity, and related notes to financial statements, if any.

ARTICLE 27.  MORTGAGE

     Lessee does hereby agree to make reasonable modifications of this Lease requested by any Mortgagee of record from time to time provided such modifications are not substantial and do not increase any of the Rents or materially modify any of the elements of this Lease or materially increase Lessee's other obligations under this Lease.


ARTICLE 28.  OPTION TO RENEW

      If this Lease is not previously canceled or terminated and if Lessee is not then in default, then Lessee shall have the option to renew this Lease upon the same conditions and covenants contained in this Lease for four (4) consecutive periods of five
(5) years each (singularly "Renewal Term"). Rent during each of the Lease Years of any Renewal Term shall be as provided in Schedule A hereto.

      The first Renewal Term will commence on the day following the date the original Term expires and successive Renewal Terms will commence on the day of following the last day of the then expiring Renewal Term. Lessee must give ninety (90) days written notice to Lessor of its intent to exercise this option prior to the expiration of the original Term of this Lease or any Renewal Term, as the case may be.

ARTICLE 29.  MISCELLANEOUS PROVISIONS

      (A) All notices, consents, approvals, or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (i) hand delivery,
 (ii) express overnight delivery service or (iii) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) the next business day, if delivered by express overnight delivery service, or (c) the third business day following the day of deposit of such notice with the United State Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified on the first page hereof.

(B) The terms, conditions and covenants contained in this Lease and any riders and plans attached hereto shall bind and inure to the benefit of Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns.

(C) This Lease shall be governed by and construed under the laws of the State where the Leased Premises are situate.

(D) In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

(E) The Article captions are inserted only for convenience and reference, and are not intended, in any way, to define, limit, describe the scope, intent, and language of this Lease or its provisions.

(F) In the event Lessee remains in possession of the Leased Premises herein leased after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying said Leased Premises as a tenant from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the monthly installment of Rent shall be increased 150% of the amount due on the last month prior to such expiration.

(G) If any installment of Rent (whether lump sum, monthly installments, or any other monetary amounts required by this Lease to be paid by Lessee and deemed to constitute Rent hereunder) shall not be paid when due and shall remain unpaid for five days after written notice to Lessee, or financial statements required to be delivered hereunder by Lessee remain undelivered when due for five days after written notice to Lessee, Lessor shall have the right to charge Lessee a late charge of $250.00 per month for each month (or portion thereof) that any amount of Rent installment remains unpaid or such financial statements remain undelivered.

(H) Any part of the Leased Premises (excluding the Building) may be conveyed by Lessor for public non-exclusive easement purposes at any time, provided such easement does not interfere with the business of Lessee, as determined by Lessee in its reasonable discretion, and provided Lessor has delivered to Lessee written notification, together with a description of the location and reason for such easement, at least 30 days prior to such conveyance. In such event Lessor shall, at its own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, all to be done without adjustments in Rent to be paid by Lessee. All proceeds from any conveyance of an easement shall belong solely to Lessor.

(I) For the purpose of this Lease, the term "Rent" shall be defined as Rent under Article 4, and any other monetary amounts required by this Lease to be paid by Lessee.

(J) Lessee agrees to cooperate with Lessor to allow Lessor to obtain and use at Lessor's expense promotional photographs of the Leased Premises.

ARTICLE 30.  [INTENTIONALLY DELETED]

ARTICLE 31.  HAZARDOUS MATERIALS INDEMNITY

      Lessee covenants, represents and warrants to Lessor, its successors and assigns, (i) that (except for items normally used by Lessee in the course of restaurant operations and in such case, such items are used and stored in accordance with applicable law or regulation) it has not used or permitted and will not use or permit the Leased Premises to be used, whether directly or through contractors, agents or tenants, and to Lessee's knowledge and except as disclosed to Lessor in writing, the Leased Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances ("Hazardous Materials"), in violation of any Environmental Laws; (ii) that to Lessee's knowledge, except as disclosed to Lessor in writing at or prior to the date of this Lease, there have been no investigations or reports involving Lessee, or the Leased Premises by any governmental authority which in any way pertain to Hazardous Materials, in violation of any Environmental Laws; (iii) that to Lessee's knowledge, except as disclosed to Lessor in writing, the operation of the Leased Premises has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials (collectively, "Environmental Laws"); (iv) that to Lessee's knowledge, except as disclosed to Lessor in writing, the Leased Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and
(v) that to Lessee's knowledge, the Leased Premises will not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to Lessor. Lessee agrees to indemnify and reimburse Lessor, its successors and assigns, for:

(A) any loss, damage, expense or cost arising out of or incurred by Lessor which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, and

(B) any and all liability of any kind whatsoever which Lessor may, for any cause and at any time, sustain or incur by reason of Hazardous Materials discovered on the Leased Premises during the Lease Term or placed or released on the Leased Premises by
Lessee; together with all attorneys' fees, costs and disbursements incurred in connection with the defense of any action against Lessor arising out of the above. Lessee shall not be responsible for any liabilities under this Article if the liability results from the activities, negligence or willful misconduct of Lessor or any agent, employee, or contractor of Lessor, and Lessor agrees to indemnify and reimburse Lessee, its successors and assigns, for any and all liabilities of any kind whatsoever respecting Hazardous Materials, which Lessee may, for any cause and at any time, sustain or incur by reason of any such activities, negligence or willful misconduct of Lessor or any
agent,  employee,  or  contractor  of  Lessor   These  covenants,
representations   and  warranties  shall  be  deemed   continuing
covenants, representations and warranties for the benefit of  the
indemnified  party,  and  any  successors  and  assigns  of   the
indemnified  party  and  shall  survive  expiration   or   sooner
termination of this Lease.

ARTICLE 32.  [INTENTIONALLY DELETED]

ARTICLE 33.  NET LEASE

     It is the intent of the parties hereto that this Lease shall be a net lease and that the Rent defined pursuant to Article 4 should be a net Rent paid to Lessor. Any and all other expenses including but not limited to, maintenance, repair, insurance, taxes, and assessments, shall be paid by Lessee.

     IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

          LESSEE:

          TIA'S MARYLAND, LLC, a Maryland limited liability company

          By:  Tia's Restaurant, Inc., a Delaware corporation
               Its Sole Member

          By:/s/ C Greg Morris
               Greg Morris, Secretary/Treasurer







          LESSOR:

          AEI INCOME & GROWTH FUND 24 LLC

          By: AEI Fund Management XXI, Inc.

          By: /s/ Robert P Johnson
                  Robert P. Johnson, President